Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 23rd of March 2026.

Ares Management LLC

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Capital Corporation
By: Ares Capital Management LLC, its investment advisor
By: Ares Management LLC, its sole member

By:	/s/ Ian Fitzgerald
Name:	Ian Fitzgerald
Title:	Authorized Signatory

Ares Private Credit Solutions, L.P.
By: Ares Capital Management LLC, its manager
By: Ares Management LLC, its sole member

By:	/s/ Ian Fitzgerald
Name:	Ian Fitzgerald
Title:	Authorized Signatory

Ares PCS Holdings Inc.
By: Ares Capital Management LLC, its servicer
By: Ares Management LLC, its sole member

By:	/s/ Ian Fitzgerald
Name:	Ian Fitzgerald
Title:	Authorized Signatory

Ares Capital Management LLC
By: Ares Management LLC, its sole member

By:	/s/ Ian Fitzgerald
Name:	Ian Fitzgerald
Title:	Authorized Signatory

ASOF II Holdings II, L.P.
By: ASOF Investment Management LLC, its manager

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

ASOF II A (DE) Holdings III, L.P.
By: ASOF Investment Management LLC, its manager

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

ASOF FG Holdings, L.P.
By: ASOF Investment Management LLC, its manager

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

ASOF Investment Management LLC

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

Ares Centre Street Partnership, L.P.
By: Ares Centre Street Management, L.P., its investment manager
By: Ares Management LLC, its general partner

By:	/s/ Ian Fitzgerald
Name:	Ian Fitzgerald
Title:	Authorized Signatory

Ares Centre Street Management, L.P.
By: Ares Management LLC, its general partner

By:	/s/ Ian Fitzgerald
Name:	Ian Fitzgerald
Title:	Authorized Signatory

Ares Management Holdings L.P.
By: Ares Holdco LLC, its general partner

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Holdco LLC

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Management Corporation

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Management GP LLC

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Voting LLC
By: Ares Partners Holdco, LLC, its sole member

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Partners Holdco LLC

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory